SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                 Date of Report (Date of earliest event reported):
                                   June 20, 2001


                       KANSAS CITY SOUTHERN INDUSTRIES, INC.
                       -------------------------------------
                (Exact name of company as specified in its charter)


       DELAWARE                   1-4717                   44-0663509
---------------------          -------------           -------------------
(State or other jurisdiction  (Commission file           (IRS Employer
   of incorporation)             number)              Identification Number)


                 114 West 11th Street, Kansas City, Missouri 64105
                 -------------------------------------------------
                (Address of principal executive offices) (Zip Code)


                 Company's telephone number, including area code:

                                (816) 983 - 1303

                                 Not Applicable

           (Former name or former address if changed since last report)

Item 4.     Changes in Registrant's Certifying Accountant

This filing is made pursuant to the disclosure requirements of Item 304(a) of Regulation S-K, Changes in and disagreements with accountants on accounting and financial disclosure.

Changes in Registrant's Certifying Accountant

On June 20, 2001, Kansas City Southern Industries, Inc. ("the Registrant") notified the accounting firm of PricewaterhouseCoopers LLP ("PWC"), the Registrant's principal accountant during the two most recent fiscal years, that PWC had been replaced as the Registrant's principal accountant. Additionally on June 20, 2001, the Registrant engaged the accounting firm of KPMG LLP ("KPMG") as its principal accountant for the current fiscal year.

For the two most recent fiscal years, the reports of PWC on the Registrant's financial statements contained no adverse opinion or disclaimer of opinion and were not qualified as to uncertainty, audit scope or accounting principle.

The decision to change certifying accountants was discussed with Registrant's Audit Committee and approved by the Chairman of the Registrant's Audit Committee.

The selection of KPMG was made after the completion of a competitive proposal process, which involved all five major accounting firms and began in April 2001.

Disagreements with Accountants on Accounting and Financial Disclosure

In connection with its audits for the two most recent fiscal years and through June 20, 2001, there have been no disagreements with PWC on any matter of accounting principles or practices, financial statements disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PWC would have caused them to make reference thereto in their report on the financial statements for such years except that:

During the year ended December 31, 2000, the Registrant completed a transaction to monetize, for a one-time payment, the rights to the future income stream associated with certain billboard advertising sites located on the right of way of the Registrant's railroad operating property. The transaction was completed with a third party vendor to the Registrant, which provides advertising signage services to other companies in the railroad industry. Based upon the details of the transaction, the Registrant believed that the associated transaction should be accounted for under the guidance of Staff Accounting Bulletin No. 101 - "Revenue Recognition in Financial Statements" ("SAB 101") and consistent with railroad industry accounting practices. After reviewing industry practice and SAB 101 related to the specifics of this transaction, the Registrant concluded that the appropriate criteria, of both industry accounting practices and the guidance in SAB 101, were met to record the initial one-time payment as income in the Statement of Income for the year ended December 31, 2000. The Registrant's certifying accountant, PWC, believed that SAB 101 did not apply and railroad industry accounting practice would not take precedence over standards promulgated by the Financial Accounting Standards Board. PWC believed that the transaction should be evaluated under lease accounting rules which, in this instance, would require that the up-front payment be initially deferred and recognized over future periods. After further discussion between the Registrant and PWC, the Registrant recorded the transaction as recommended by PWC in the financial statements for the year ended December 31, 2000.

During the period of time that the Registrant was exploring with PWC the various accounting rules regarding this matter and following PWC's expression of its conclusion with regard to this matter, the Registrant inquired of PWC as to other avenues that might be available to the Registrant. PWC acknowledged that one alternative might be for the Registrant to seek a SAS 50 opinion from another independent accountant. In early February 2001, Registrant's management discussed this transaction with KPMG to obtain an understanding of relevant industry practice and application of SAB 101. Also, at the Registrant's request, PWC discussed the issue with representatives of the other major accounting firms, including KPMG. KPMG communicated to the Registrant that this issue was discussed with representatives of the major accounting firms and that PWC reaffirmed their earlier position on the proper accounting treatment of the transaction. The Registrant did not request a SAS 50 opinion or report from KPMG, and none was issued. Additionally, KPMG did not express any specific viewpoint to the Registrant regarding the accounting for the transaction.

The Registrant's management and PWC discussed this matter with the Registrant's Audit Committee.

Additionally, the Registrant has authorized PWC to respond fully to inquiries of KPMG concerning this matter.

Other Reportable Events

 The Registrant became aware that as a result of a reorganization during 2001 between two of the participants in the Grupo TFM venture (in which the Registrant has a minority interest), Grupo TFM may be reported by one of the participants as a consolidated subsidiary under International Accounting Standards. The Registrant has historically treated Grupo TFM as a foreign corporate joint venture under US generally accepted accounting principles and, accordingly, has not provided deferred income taxes at the statutory rates on the difference between the financial accounting and income tax bases in its investment in Grupo TFM. PWC has informed the Registrant that at the time of their replacement, PWC had not completed the analysis and testing necessary to confirm the Registrant's continued accounting for Grupo TFM as a foreign corporate joint venture under these circumstances and, accordingly, that PWC believes this matter represents a reportable event under Regulation SK Section 304(a)(1)(v)(D).

The Registrant's management and PWC discussed this matter with the Registrant's Audit Committee.

Additionally, the Registrant has authorized PWC to respond fully to inquiries of KPMG concerning this matter.

Item 7.     Exhibits

            Exhibit No.                         Document

            16.1 Letter of PricewaterhouseCoopers LLP, addressed to the Securities and Exchange Commission indicating  whether  they  agree
                                                with      the       Registrant's
                                                disclosures   made  pursuant  to
                                                item 304(a).

 .SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Kansas City Southern Industries, Inc.


Date: June 26, 2001                         By: /s/  Louis G. Van Horn
                                               ----------------------------
                                                    Louis G. Van Horn
                                             Vice President and Comptroller
                                                (Principal Accounting Officer)

EXHIBIT 16.1

                      [PRICEWATERHOUSECOOPERS LLP LETTERHEAD]



June 25, 2001


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Commissioners:

We have read the statements made by Kansas City Southern Industries, Inc. (copy attached), which we understand will be filed with the Commission, pursuant to
Item 4 of Form 8-K, as part of the Company's Form 8-K report dated June 20, 2001. We agree with the statements concerning our Firm in such Form 8-K. However, we make no comment with respect to comments regarding the Registrant's consultation with KPMG LLP relating to the matter described in such Form 8-K under "Disagreements with Accountants on Accounting and Financial Disclosure".

Very truly yours,



/s/ PRICEWATERHOUSECOOPERS LLP

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                 Date of Report (Date of earliest event reported):
                                   June 20, 2001


                       KANSAS CITY SOUTHERN INDUSTRIES, INC.
                       -------------------------------------
                (Exact name of company as specified in its charter)


       DELAWARE                  1-4717                   44-0663509
---------------------         -------------           -------------------
(State or other jurisdiction  (Commission file           (IRS Employer
   of incorporation)             number)              Identification Number)


                 114 West 11th Street, Kansas City, Missouri 64105
                 -------------------------------------------------
                (Address of principal executive offices) (Zip Code)


                 Company's telephone number, including area code:

                                (816) 983 - 1303

                                 Not Applicable

           (Former name or former address if changed since last report)

Item 4.     Changes in Registrant's Certifying Accountant

This filing is made pursuant to the disclosure requirements of Item 304(a) of Regulation S-K, Changes in and disagreements with accountants on accounting and financial disclosure.

Changes in Registrant's Certifying Accountant

On June 20, 2001, Kansas City Southern Industries, Inc. ("the Registrant") notified the accounting firm of PricewaterhouseCoopers LLP ("PWC"), the Registrant's principal accountant during the two most recent fiscal years, that PWC had been replaced as the Registrant's principal accountant. Additionally on June 20, 2001, the Registrant engaged the accounting firm of KPMG LLP ("KPMG") as its principal accountant for the current fiscal year.

For the two most recent fiscal years, the reports of PWC on the Registrant's financial statements contained no adverse opinion or disclaimer of opinion and were not qualified as to uncertainty, audit scope or accounting principle.

The decision to change certifying accountants was discussed with Registrant's Audit Committee and approved by the Chairman of the Registrant's Audit Committee.

The selection of KPMG was made after the completion of a competitive proposal process, which involved all five major accounting firms and began in April 2001.

Disagreements with Accountants on Accounting and Financial Disclosure

In connection with its audits for the two most recent fiscal years and through June 20, 2001, there have been no disagreements with PWC on any matter of accounting principles or practices, financial statements disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PWC would have caused them to make reference thereto in their report on the financial statements for such years except that:

During the year ended December 31, 2000, the Registrant completed a transaction to monetize, for a one-time payment, the rights to the future income stream associated with certain billboard advertising sites located on the right of way of the Registrant's railroad operating property. The transaction was completed with a third party vendor to the Registrant, which provides advertising signage services to other companies in the railroad industry. Based upon the details of the transaction, the Registrant believed that the associated transaction should be accounted for under the guidance of Staff Accounting Bulletin No. 101 - "Revenue Recognition in Financial Statements" ("SAB 101") and consistent with railroad industry accounting practices. After reviewing industry practice and SAB 101 related to the specifics of this transaction, the Registrant concluded that the appropriate criteria, of both industry accounting practices and the guidance in SAB 101, were met to record the initial one-time payment as income in the Statement of Income for the year ended December 31, 2000. The Registrant's certifying accountant, PWC, believed that SAB 101 did not apply and railroad industry accounting practice would not take precedence over standards promulgated by the Financial Accounting Standards Board. PWC believed that the transaction should be evaluated under lease accounting rules which, in this instance, would require that the up-front payment be initially deferred and recognized over future periods. After further discussion between the Registrant and PWC, the Registrant recorded the transaction as recommended by PWC in the financial statements for the year ended December 31, 2000.

During the period of time that the Registrant was exploring with PWC the various accounting rules regarding this matter and following PWC's expression of its conclusion with regard to this matter, the Registrant inquired of PWC as to other avenues that might be available to the Registrant. PWC acknowledged that one alternative might be for the Registrant to seek a SAS 50 opinion from another independent accountant. In early February 2001, Registrant's management discussed this transaction with KPMG to obtain an understanding of relevant industry practice and application of SAB 101. Also, at the Registrant's request, PWC discussed the issue with representatives of the other major accounting firms, including KPMG. KPMG communicated to the Registrant that this issue was discussed with representatives of the major accounting firms and that PWC reaffirmed their earlier position on the proper accounting treatment of the transaction. The Registrant did not request a SAS 50 opinion or report from KPMG, and none was issued. Additionally, KPMG did not express any specific viewpoint to the Registrant regarding the accounting for the transaction.

The Registrant's management and PWC discussed this matter with the Registrant's Audit Committee.

Additionally, the Registrant has authorized PWC to respond fully to inquiries of KPMG concerning this matter.

Other Reportable Events

 The Registrant became aware that as a result of a reorganization during 2001 between two of the participants in the Grupo TFM venture (in which the Registrant has a minority interest), Grupo TFM may be reported by one of the participants as a consolidated subsidiary under International Accounting Standards. The Registrant has historically treated Grupo TFM as a foreign corporate joint venture under US generally accepted accounting principles and, accordingly, has not provided deferred income taxes at the statutory rates on the difference between the financial accounting and income tax bases in its investment in Grupo TFM. PWC has informed the Registrant that at the time of their replacement, PWC had not completed the analysis and testing necessary to confirm the Registrant's continued accounting for Grupo TFM as a foreign corporate joint venture under these circumstances and, accordingly, that PWC believes this matter represents a reportable event under Regulation SK Section 304(a)(1)(v)(D).

The Registrant's management and PWC discussed this matter with the Registrant's Audit Committee.

Additionally, the Registrant has authorized PWC to respond fully to inquiries of KPMG concerning this matter.

Item 7.     Exhibits

            Exhibit No.                         Document

            16.1 Letter of PricewaterhouseCoopers LLP, addressed to the Securities and Exchange Commission indicating  whether  they  agree
                                                with      the       Registrant's
                                                disclosures   made  pursuant  to
                                                item 304(a).

 .SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Kansas City Southern Industries, Inc.


Date: June 26, 2001                         By: /s/  Louis G. Van Horn
                                               ----------------------------
                                                    Louis G. Van Horn
                                             Vice President and Comptroller
                                                (Principal Accounting Officer)

EXHIBIT 16.1